FVIT P-1 02/12

SUPPLEMENT DATED FEBRUARY 1, 2012

TO THE PROSPECTUS DATED MARCH 1, 2011 OF

Franklin Balance Sheet Investment Fund

(a series of Franklin Value Investors Trust)

The prospectus is amended as follows:

I. The “FUND SUMMARIES” – “Franklin Balance Sheet Investment Fund” -“Shareholder Fees table,” “Annual Fund Operating Expenses” table and “Example” table beginning on page 9 are replaced with the following:

SHAREHOLDER FEES (fees paid directly from your investment)

	Class A	Class B1	Class C	Class R	Advisor Class
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of the lower of original purchase price or sale proceeds)	None	4.00%	1.00%	None	None

1. New or additional investments into Class B are no longer permitted.

ANNUAL FUND OPERATING EXPENSES	(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class R	Advisor Class
Management fees	0.47%	0.47%	0.47%	0.47%	0.47%
Distribution and service (12b-1) fees	0.25%	0.99%	1.00%	0.50%	None
Other expenses	0.23%	0.23%	0.23%	0.23%	0.23%
Acquired fund fees and expenses[1]	0.01%	0.01%	0.01%	0.01%	0.01%
Total annual Fund operating expenses	0.96%	1.70%	1.71%	1.21%	0.71%
Fee waiver and/or expense reimbursement[2]	-0.01%	-0.01%	-0.01%	-0.01%	-0.01%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement[1]	0.95%	1.69%	1.70%	1.20%	0.70%

1. Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

2. The investment manager has contractually agreed in advance to reduce its fee as a result of the Fund's investment in a Franklin Templeton money fund (acquired fund) for at least the next 12-month period. Contractual fee waiver and/or expense reimbursement agreements may not be terminated during the term set forth above.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waiver and/or expense reimbursement by the investment manager and/or administrator for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$ 666	$ 862	$ 1,075	$ 1,685
Class B	$ 572	$ 835	$ 1,122	$ 1,812
Class C	$ 273	$ 538	$ 927	$ 2,019
Class R	$ 122	$ 383	$ 664	$ 1,466
Advisor Class	$ 72	$ 226	$ 394	$ 882
If you do not sell your shares:
Class B	$ 172	$ 535	$ 922	$ 1,812
Class C	$ 173	$ 538	$ 927	$ 2,019

II. The “FUND SUMMARIES” – “Franklin Balance Sheet Investment Fund” – “Portfolio Turnover” section on page 11 is replaced with the following:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 9.66% of the average value of its portfolio.

III. The last paragraph of the “FUND SUMMARIES” – “Franklin Balance Sheet Investment Fund” – “Principal Investment Strategies” section on page 12 is replaced with the following:

The Fund may invest in companies of any size, across the entire market capitalization spectrum including smaller and midsize companies. The Fund may invest up to 25% of its total assets in foreign securities.

IV. The “FUND SUMMARIES” – “Franklin Balance Sheet Investment Fund” – “Principal Risks” – “Market” section on page 12 is replaced with the following:

Market   The market values of securities owned by the Fund will go up and down, sometimes rapidly or unpredictably. A security’s market value may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Individual stock prices tend to go up and down more dramatically than those of other types of investments. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund.

V. The “FUND SUMMARIES” – “Franklin Balance Sheet Investment Fund” - “Performance” section beginning on page 13 is replaced with the following:

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class A shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compared with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at franklintempleton.com or by calling (800) DIAL BEN/342-5236.

Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

CLASS A ANNUAL TOTAL RETURNS

Best Quarter:	Q3'09	19.66%
Worst Quarter:	Q4'08	-22.67%

AVERAGE ANNUAL TOTAL RETURNS (figures reflect sales charges)	For the periods ended December 31, 2011

	1 Year	5 Years	10 Years
Franklin Balance Sheet Investment Fund - Class A
Return Before Taxes	-11.74%	-4.00%	4.85%
Return After Taxes on Distributions	-13.35%	-5.09%	3.98%
Return After Taxes on Distributions and Sale of Fund Shares	-5.61%	-3.38%	4.20%
Franklin Balance Sheet Investment Fund - Class B	-10.35%	-3.82%	4.86%
Franklin Balance Sheet Investment Fund - Class C	-7.87%	-3.60%	4.67%
Franklin Balance Sheet Investment Fund - Class R	-6.60%	-3.04%	5.24%
Franklin Balance Sheet Investment Fund - Advisor Class	-6.14%	-2.35%	5.88%
Russell 3000® Value Index (index reflects no deduction for fees, expenses or taxes)	-0.10%	-2.58%	4.08%

Historical performance for Class R shares prior to their inception is based on the performance of Class A shares. Class R performance has been adjusted to reflect differences in sales charges and 12b-1 expenses between classes.

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A and after-tax returns for other classes will vary.

VI. The fourth paragraph of the “FUND DETAILS” – “Franklin Balance Sheet Investment Fund” – “Principal Investment Policies and Practices” section on page 53 is replaced with the following:

The Fund may invest in companies of any size, across the entire market capitalization spectrum including smaller and midsize companies (i.e., companies with market capitalizations that are similar in size to those in the Russell 2500™ Index, which ranged from approximately $130 million to $7.1 billion as of the most recently available reconstitution).

Please retain this supplement with your prospectus for reference.